MORGAN STANLEY DEAN WITTER NATURAL RESOURCE            Two World Trade Center,
DEVELOPMENT SECURITIES INC.                            New York, New York 10048

LETTER TO THE SHAREHOLDERS August 31, 1998

DEAR SHAREHOLDER:

During the six months ended August 31, 1998, commodity and energy prices continued to fall as a result of increased supply and reduced demand. Energy supplies were increased by the Organization of Petroleum Exporting Countries'
(OPEC) decision last year to raise its production quota ceiling and Iraq's renewed participation in oil sales. At the same time, demand fell as a result of the slide in Asian purchasing power and the warm weather produced by El Nino.

In the first quarter of 1998, commodity prices approached a ten-year low and, for a short time, it seemed that they had hit bottom and were poised to turn. However, the slowdown persisted as the so-called "Asian contagion" spread. Currencies weakened from Canada to Latin America to Russia, hurting the ability of purchasers to buy dollar-based commodities, especially oil. Lower share prices have resulted in increased merger activity, most prominently British Petroleum and Amoco, and companies have used the opportunity to announce share repurchases.

The most notable recent shift in energy fundamentals has been the attempt by OPEC and non-OPEC members to tighten production, an attempt viewed by the markets with skepticism even though it appears that these attempts have been somewhat successful. Both oil and natural gas inventories have been relatively high for most of this year, further dampening expectations that prices would rebound quickly.

PERFORMANCE AND PORTFOLIO

During the six-month period under review, financial markets were highly volatile as they reacted to the spread of the Asian economic crisis. Energy and commodity stocks were particularly hard hit during this time as these companies dealt with all the global issues affecting the broader market, as well as conditions unique to the sector. During this time, the average Natural Resources Fund, as measured by Lipper Analytical Services Inc., was down 32.98 percent. Morgan Stanley Dean Witter Natural Resource Development Securities was no exception and its Class B shares ended the

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. LETTER TO THE SHAREHOLDERS August 31, 1998

period down 30.62 percent. For the same period, the Fund's Class A, C and D shares had total returns of -30.34 percent, -30.62 percent and -30.23 percent, respectively. THE PERFORMANCE OF THE FUND'S FOUR SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. The broader market, as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500), fared better than the natural resources sector, but was down 8.08 percent. It is important to remember that, as a sector fund, Morgan Stanley Dean Witter Natural Resources Development Securities invests in a relatively small portion of the market and, thus, is likely to produce returns that differ significantly from the broad market.

At period end, the Fund was nearly fully invested, with approximately 60 percent exposure to energy and 38 percent to basic industries. As valuations in natural resources markets have become increasingly attractive, we have used the opportunity to gain exposure to companies that are leaders in their sectors. During the quarter, we initiated new positions in Solutia (chemicals) and Nucor (steel), and have added to our positions in Imperial Chemical (chemicals) and Phelps Dodge (minerals). At the same time, we have taken selective profits on some chemical companies such as Olin, Sigma-Aldrich and Monsanto.

LOOKING AHEAD

We expect that the volatility in global financial markets will continue to affect the Fund over the near term. In particular, Japan's ability to solve its banking problems and resume lending to the region will play a large role in the degree that worldwide demand for energy resumes its growth. However, we believe that we have already experienced most of the damage to commodity and share prices. Basic industries and energy are selling at very compressed valuations, even given lower earnings forecasts. Seasonally, we are approaching the winter heating season, and rough weather in the Gulf of Mexico has begun to interrupt the flow of gas supplies, both of which may improve the supply/demand relationship.

We appreciate your support of Morgan Stanley Dean Witter Natural Resource Development Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO

Chairman of the Board

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. PORTFOLIO OF INVESTMENTS August 31, 1998 (unaudited)


 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (99.5%)

             BASIC ENERGY (45.6%)
             Canadian Oil & Gas (1.3%)

    45,000   Chieftain International, Inc.* ..................................  $   630,000
   160,000   Gulf Canada Resources, Ltd. (Canada)* ...........................      480,000
    57,600   Numac Energy, Inc.* .............................................      136,242
   194,831   Ranger Oil Ltd.  ................................................    1,035,040
                                                                              --------------
                                                                                  2,281,282

                                                                              --------------
             Crude Products (0.1%)

    10,000   Noble Affiliates, Inc. ..........................................      231,250
                                                                              --------------
             Integrated Oil Companies (22.7%)

    35,000   Atlantic Richfield Co. ..........................................    2,030,000
    60,000   British Petroleum Co. PLC (ADR)(United Kingdom) .................    4,387,500
    20,000   Chevron Corp.  ..................................................    1,481,250
   115,000   Exxon Corp.  ....................................................    7,525,313
    95,000   Mobil Corp. .....................................................    6,566,875
    35,000   Pennzoil Co. ....................................................    1,251,250
    50,000   Phillips Petroleum Co.  .........................................    2,040,625
   112,000   Royal Dutch Petroleum Co. (ADR)(Netherlands) ....................    4,452,000
    95,000   Texaco, Inc. ....................................................    5,278,437
    70,000   Unocal Corp. ....................................................    2,191,875
    95,000   Yacimentos Petroliferos Fiscales S.A. (ADR)(Class D)(Argentina) .    2,101,875
                                                                              --------------
                                                                                 39,307,000

                                                                              --------------
             Multi-Sector Companies (0.7%)

    40,000   Tenneco, Inc. ...................................................    1,267,500
                                                                              --------------
             Natural Gas -Distribution (1.7%)

    45,000   KN Energy, Inc. .................................................    1,760,625
    70,000   Questar Corp. ...................................................    1,137,500
                                                                              --------------
                                                                                  2,898,125

                                                                              --------------
             Oil & Gas Production (11.6%)

    60,000   Anardarko Petroleum Corp. .......................................    1,725,000
    80,000   Apache Corp. ....................................................    1,830,000
    50,000   Barrett Resources Corp.* ........................................    1,015,625
    70,000   Burlington Resources, Inc. ......................................    2,069,375
    55,000   Cabot Oil & Gas Corp. (Class A) .................................      701,250
    25,000   Devon Energy Corp.  .............................................      660,937
    50,000   Edge Petroleum Corp.* ...........................................      431,250
    42,000   EEX Corp.* ......................................................      186,375
    40,000   Enron Oil & Gas Co. .............................................  $   520,000
    45,000   Ente Nazionale Idrocarburi SpA (ADR)(Italy) .....................    2,278,125
    17,500   Forcenergy Inc. .................................................       99,531
    40,000   Newfield Exploration Co.  .......................................      627,500
    22,500   Nuevo Energy Co.* ...............................................      367,031
    90,000   Occidental Petroleum Corp. ......................................    1,665,000
    68,000   Ocean Energy, Inc.* .............................................      603,500
    65,000   Oryx Energy Co.* ................................................      808,438
    65,000   Range Resources Corp. ...........................................      442,812
    45,000   Seagull Energy Corp.* ...........................................      399,375
    25,000   Snyder Oil Corp. ................................................      371,875
    55,000   St. Mary Land & Exploration Co. .................................      907,500
    71,500   Swift Energy Co.* ...............................................      630,094
    10,000   Triton Energy Ltd.* .............................................      115,000
    55,000   Union Pacific Resources Group, Inc. .............................      470,938
    80,000   Vintage Petroleum, Inc.  ........................................      625,000
   100,000   Wiser Oil Co. ...................................................      593,750
                                                                              --------------
                                                                                 20,145,281

                                                                              --------------
             Oil Refining/Marketing (2.3%)

    40,000   Petro-Canada (Canada) ...........................................      382,531
    75,000   Total S.A. (ADR)(France) ........................................    3,604,688
                                                                              --------------
                                                                                  3,987,219

                                                                              --------------
             Oil/Gas Transmission (5.2%)

    70,000   El Paso Energy Corp. ............................................    1,736,875
    50,000   Enron Corp. .....................................................    2,115,625
    65,000   Sonat, Inc. .....................................................    1,759,063
   145,000   Williams Companies, Inc. ........................................    3,335,000
                                                                              --------------
                                                                                  8,946,563

                                                                              --------------
             TOTAL BASIC ENERGY ..............................................   79,064,220
                                                                              --------------
             ENERGY DEVELOPMENT & TECHNOLOGY (13.1%)
             Contract Drilling (3.4%)

    75,000   ENSCO International, Inc. .......................................      787,500
    30,000   Global Marine, Inc.* ............................................      281,250
    40,000   Marine Drilling Company, Inc.* ..................................      360,000
    65,000   Nabors Industries, Inc. .........................................      767,812
    25,000   Noble Drilling Corp.* ...........................................      275,000
    20,000   Patterson Energy, Inc.* .........................................       82,500
    25,000   Precision Drilling Corp. (Class A)(Canada)* .....................      270,313

                      SEE NOTES TO FINANCIAL STATEMENTS

                                       3

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
PORTFOLIO OF INVESTMENTS August 31, 1998 (unaudited) continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
    10,000   Pride International, Inc.* ......................................  $    79,375
    88,500   R & B Falcon Corp.* .............................................      796,500
    90,000   Rowan Companies, Inc.* ..........................................      832,500
    25,000   Santa Fe International Corp. ....................................      337,500
    40,000   Transocean Offshore, Inc. .......................................      982,500
                                                                              --------------
                                                                                  5,852,750

                                                                              --------------
             Diversified Manufacturing (2.2%)

    65,000   AlliedSignal, Inc. ..............................................    2,230,312
    65,000   Dresser Industries, Inc. ........................................    1,661,562
                                                                              --------------
                                                                                  3,891,874

                                                                              --------------
             Oil -Exploration & Production (0.1%)

    32,500   Stolt Comex Seaway, S.A. (United Kingdom)* ......................      182,813
                                                                              --------------
             Oilfield Services/Equipment (7.4%)  .............................
    50,000   Baker Hughes, Inc. ..............................................      912,500
    40,000   Camco International, Inc. .......................................    2,010,000
    60,000   Cooper Cameron Corp.* ...........................................    1,275,000
    25,000   Dawson Production Services, Inc.* ...............................      390,625
   110,000   Global Industries Ltd.* .........................................    1,031,250
    60,000   Halliburton Co. .................................................    1,593,750
    10,000   Input/Output, Inc.* .............................................       97,500
     5,000   National-Oilwell, Inc.* .........................................       38,750
    20,000   Offshore Logistics, Inc.* .......................................      180,000
    20,000   Petroleum Geo -Services ASA (ADR)(Norway)* ......................      260,000
    46,000   Schlumberger, Ltd.  .............................................    2,015,375
    25,000   Smith International, Inc.* ......................................      440,625
    65,000   Stolt Comex Seaway, S.A. (United Kingdom)* ......................      520,000
    30,000   Trico Marine Service, Inc.* .....................................      174,375
    55,000   UTI Energy Corp.* ...............................................      360,938
    90,000   Varco International, Inc.* ......................................      641,250
    65,000   Veritas DGC Inc.* ...............................................      975,000
                                                                              --------------
                                                                                 12,916,938

                                                                              --------------
             TOTAL ENERGY DEVELOPMENT & TECHNOLOGY ...........................   22,844,375
                                                                              --------------
             METALS AND BASIC MATERIALS (40.8%)
             Aluminum (3.1%)

    65,333   Aluminum Co. of America .........................................    3,911,813
    30,000   Reynolds Metals Co.  ............................................    1,438,125
                                                                              --------------
                                                                                  5,349,938

                                                                              --------------
             Building Materials (0.7%)

    30,000   Southdown, Inc. .................................................  $ 1,267,500
                                                                              --------------
             Building Products (2.2%)

    60,000   American Standard Companies, Inc.* ..............................    2,347,500
    30,000   Armstrong World Industries Inc. .................................    1,440,000
                                                                              --------------
                                                                                  3,787,500

                                                                              --------------
             Construction/Ag Equip/Trucks (0.9%)

    45,000   Deere & Co. .....................................................    1,482,187
                                                                              --------------
             Containers/Packaging (2.0%)

    52,500   Owens-Illinois, Inc.* ...........................................    1,637,344
    40,000   Temple-Inland, Inc. .............................................    1,792,500
                                                                              --------------
                                                                                  3,429,844

                                                                              --------------
             Environmental Services (1.3%)

    75,000   Allied Waste Industries, Inc.* ..................................    1,406,250
             Casella Waste Systems Inc.
    35,500   (Class A)* ......................................................      891,937
                                                                              --------------
                                                                                  2,298,187

                                                                              --------------
             Fluid Controls (0.9%)

    55,000   Parker-Hannifin Corp.  ..........................................    1,595,000
                                                                              --------------
             Home Building (0.8%)

    40,000   Centex Corp.  ...................................................    1,415,000
                                                                              --------------
             Industrial Machinery/Components (1.9%)

    20,000   Halter Marine Group, Inc.* ......................................      180,000
    40,000   Ingersoll-Rand Co. ..............................................    1,590,000
    60,000   Kennametal, Inc. ................................................    1,556,250
                                                                              --------------
                                                                                  3,326,250

                                                                              --------------
             Industrial Specialties (0.8%)

    90,000   Buckeye Technologies Inc.* ......................................    1,423,125
                                                                              --------------
             Major Chemicals (8.6%)

    35,000   Dow Chemical Co. ................................................    2,730,000
    75,000   Du Pont (E.I.) de Nemours & Co., Inc. ...........................    4,326,562
    50,000   Hercules, Inc. ..................................................    1,278,125
    40,000   Imperial Chemical Industries PLC (ADR)(United Kingdom) ..........    1,705,000
    70,000   Monsanto Co. ....................................................    3,828,125
    50,000   Solutia, Inc. ...................................................    1,121,875
                                                                              --------------
                                                                                 14,989,687

                                                                              --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                       4

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
PORTFOLIO OF INVESTMENTS August 31, 1998 (unaudited) continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             Metals Fabrications (1.6%)

   116,500   EVI Weatherford, Inc.* .......................................... $  1,776,625
    30,000   Reliance Steel & Aluminum Co. ...................................      915,000
                                                                              --------------
                                                                                  2,691,625

                                                                              --------------
             Other Metals/Minerals (2.6%)

   100,687   Freeport-McMoran Copper & Gold, Inc. (Class A) ..................    1,145,315
    20,000   Freeport-McMoran Copper & Gold, Inc. (Class B) ..................      232,500
    50,000   Phelps Dodge Corp. ..............................................    2,237,500
    22,000   Rio Tinto PLC (ADR)(United Kingdom) .............................      823,625
                                                                              --------------
                                                                                  4,438,940

                                                                              --------------
             Paper (6.3%)

    50,000   Boise Cascade Corp. .............................................    1,221,875
    40,000   Bowater, Inc. ...................................................    1,512,500
    50,000   Champion International Corp. ....................................    1,650,000
   100,000   Mead Corp. ......................................................    2,737,500
    50,000   Union Camp Corp. ................................................    1,853,125
    80,000   Willamette Industries, Inc. .....................................    1,970,000
                                                                              --------------
                                                                                 10,945,000

                                                                              --------------
             Precious Metals (2.1%)

   140,000   Barrick Gold Corp. (Canada) .....................................    1,820,000
    75,000   Getchell Gold Corp.* ............................................      675,000
    80,954   Newmont Mining Corp. ............................................    1,108,058
                                                                              --------------
                                                                                  3,603,058

                                                                              --------------
             Specialty Chemicals (2.7%)

    40,000   Avery Dennison Corp. ............................................    2,147,500
    75,000   Cabot Corp. .....................................................    1,631,250
    40,000   Cytec Industries, Inc.* .........................................      915,000
                                                                              --------------
                                                                                  4,693,750

                                                                              --------------
             Specialty Steel (0.6%)

    30,000   Nucor Corp. .....................................................    1,078,125
                                                                              --------------
             Steel/Iron Ore (1.7%)

    80,000   AK Steel Holding Corp. .......................................... $  1,110,000
    90,000   Bethlehem Steel Corp.* ..........................................      646,875
    45,000   Lone Star Technologies, Inc.* ...................................      447,188
    70,000   Steel Dynamics, Inc.* ...........................................      765,625
                                                                              --------------
                                                                                  2,969,688

                                                                              --------------
             TOTAL METALS & BASIC MATERIALS ..................................   70,784,404
                                                                              --------------
             TOTAL COMMON STOCKS

             (Identified Cost $218,161,490) ..................................  172,692,999
                                                                              --------------
  PRINCIPAL
  AMOUNT IN
  THOUSANDS
  ---------

             SHORT-TERM INVESTMENT (0.8%)
             REPURCHASE AGREEMENT
             The Bank of New York 5.75% due 09/01/98 (dated 08/31/98;
  $  1,381   proceeds $1,381,415)(a) (Identified Cost $1,381,194) ............    1,381,194
                                                                              --------------

 TOTAL INVESTMENTS

(Identified Cost $219,542,684)(b) .   100.3%   174,074,193

LIABILITIES IN EXCESS OF OTHER

ASSETS ............................    (0.3)      (589,838)
                                    -------- -------------
NET ASSETS.........................   100.0%  $173,484,355
                                    ======== =============

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Collateralized by $963,665 U.S. Treasury Bond 9.125% due 05/15/18 valued at $1,408,818.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $12,774,671 and the aggregate gross unrealized depreciation is $58,243,162, resulting in net unrealized depreciation of $45,468,491.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1998 (unaudited)



 ASSETS:

Investments in securities, at value (identified cost

 $219,542,684)....................................................    $174,074,193
Receivable for:
  Dividends.......................................................         532,568
  Capital stock sold..............................................         104,903
  Foreign withholding taxes reclaimed.............................          34,594
Prepaid expenses and other assets.................................         167,968
                                                                   ---------------
  TOTAL ASSETS ...................................................     174,914,226
                                                                   ---------------
LIABILITIES:
Payable for:

  Capital stock repurchased.......................................         761,699
  Investments purchased...........................................         299,269
  Plan of distribution fee........................................         165,771
  Investment management fee.......................................         108,601
Payable to bank...................................................             500
Accrued expenses and other payables...............................          94,031
                                                                   ---------------
  TOTAL LIABILITIES ..............................................       1,429,871
                                                                   ---------------
  NET ASSETS .....................................................    $173,484,355
                                                                   ==============-
COMPOSITION OF NET ASSETS:

Paid-in-capital...................................................    $212,826,073
Net unrealized depreciation.......................................     (45,468,491)
Accumulated net investment loss...................................        (256,158)
Accumulated undistributed net realized gain.......................       6,382,931
                                                                   ---------------
  NET ASSETS .....................................................    $173,484,355
                                                                   ===============
CLASS A SHARES:

Net Assets........................................................        $459,893
Shares Outstanding (500,000,000 authorized $.01 par value) .......          48,117
  NET ASSET VALUE PER SHARE ......................................           $9.56
                                                                   ===============
  MAXIMUM OFFERING PRICE PER SHARE,

   (net asset value plus 5.54% of net asset value)................          $10.09
                                                                   ===============
CLASS B SHARES:

Net Assets........................................................    $164,372,922
Shares Outstanding (500,000,000 authorized $.01 par value) .......      17,332,773
  NET ASSET VALUE PER SHARE ......................................           $9.48
                                                                   ===============
CLASS C SHARES:

Net Assets........................................................        $918,826
Shares Outstanding (500,000,000 authorized $.01 par value) .......          96,946
  NET ASSET VALUE PER SHARE ......................................           $9.48
                                                                   ===============
CLASS D SHARES:

Net Assets........................................................      $7,732,714
Shares Outstanding (500,000,000 authorized $.01 par value) .......         806,643
  NET ASSET VALUE PER SHARE ......................................           $9.59
                                                                   ===============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS

For the six months ended August 31, 1998 (unaudited)


 NET INVESTMENT INCOME:

INCOME

Dividends (net of $72,043 foreign withholding
 tax)..............................................  $  2,092,584
Interest...........................................       111,497
                                                    --------------
  TOTAL INCOME ....................................     2,204,081
                                                    --------------
EXPENSES ..........................................
Plan of distribution fee (Class A shares) .........           599
Plan of distribution fee (Class B shares) .........     1,271,807
Plan of distribution fee (Class C shares) .........         6,798
Investment management fee..........................       822,340
Transfer agent fees and expenses...................       182,828
Registration fees..................................        47,512
Shareholder reports and notices....................        28,394
Professional fees..................................        24,657
Custodian fees.....................................        13,762
Directors' fees and expenses.......................         8,769
Other..............................................         3,594
                                                    --------------
  TOTAL EXPENSES ..................................     2,411,060
                                                    --------------
  NET INVESTMENT LOSS .............................      (206,979)
                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain .................................     7,136,617
Net change in unrealized appreciation .............   (85,087,346)
                                                    --------------
  NET LOSS ........................................   (77,950,729)
                                                    --------------
NET DECREASE ......................................  $(78,157,708)
                                                    ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                          FOR THE SIX       FOR THE YEAR
                                                          MONTHS ENDED         ENDED
                                                        AUGUST 31, 1998  FEBRUARY 28, 1998*
------------------------------------------------------  --------------- ------------------
                                                            (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss....................................  $    (206,979)     $   (351,725)
Net realized gain......................................      7,136,617        13,069,671
Net change in unrealized appreciation .................    (85,087,346)       28,945,843
                                                        --------------- ------------------
  NET INCREASE (DECREASE)..............................    (78,157,708)       41,663,789
                                                        --------------- ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income

 Class B shares........................................        --               (105,075)
Net realized gain
 Class A shares........................................         (5,526)           (9,967)
 Class B shares........................................     (2,604,507)      (32,041,346)
 Class C shares........................................        (14,135)          (36,377)
 Class D shares........................................       (114,256)         (416,177)
                                                        --------------- ------------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ...................     (2,738,424)      (32,608,942)
                                                        --------------- ------------------
Net increase (decrease) from capital stock

 transactions..........................................    (33,910,265)       31,247,222
                                                        --------------- ------------------
  NET INCREASE (DECREASE)..............................   (114,806,397)       40,302,069
NET ASSETS:
Beginning of period....................................    288,290,752       247,988,683
                                                        --------------- ------------------
  END OF PERIOD

  (Including net investment losses of $256,158 and

  $49,179, respectively)...............................  $ 173,484,355      $288,290,752
                                                        =============== ==================

------------
* Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS August 31, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Natural Resource Development Securities Inc. (the "Fund"), formerly Dean Witter Natural Resource Development Securities Inc., is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth. The Fund invests primarily in common stock of companies in the natural resources and related areas. The Fund was incorporated in Maryland on December 22, 1980 and commenced operations on March 30, 1981. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares which were purchased prior to July 2, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), designated as Class B shares. The Old Shares have been designated Class D shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

 A. VALUATION OF INVESTMENTS-- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS August 31, 1998 (unaudited) continued

securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

 B. ACCOUNTING FOR INVESTMENTS-- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

 C. MULTIPLE CLASS ALLOCATIONS-- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

 D. FEDERAL INCOME TAX STATUS-- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

 E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS-- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS August 31, 1998 (unaudited) continued

assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million and 0.50% to the portion of daily net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -up to 0.25% of the average daily net assets of Class A; (ii) Class B -1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS August 31, 1998 (unaudited) continued

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $6,074,642 at August 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representative may be reimbursed in the subsequent calendar year. For the six months ended August 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended August 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $204,678 and $1,323, respectively and received $5,231 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 1998 aggregated $31,030,453 and $59,125,971, respectively.

For the six months ended August 31, 1998, the Fund incurred brokerage commissions of $28,175 with DWR for portfolio transactions executed on behalf of the Fund.

For the six months ended August 31, 1998, the Fund incurred $6,500 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $5,000.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS August 31, 1998 (unaudited) continued

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended August 31, 1998 included in Directors' fees and expenses in the Statement of Operations amounted to $3,334. At August 31, 1998, the Fund had an accrued pension liability of $51,519 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. CAPITAL STOCK

Transactions in capital stock were as follows:


                                                      FOR THE SIX                    FOR THE YEAR
                                                      MONTHS ENDED                       ENDED
                                                    AUGUST 31, 1998               FEBRUARY 28, 1998*+
                                             ------------------------------ -------------------------------
                                                   (UNAUDITED)
                                                 SHARES         AMOUNT          SHARES          AMOUNT
                                             ------------- ---------------  -------------- ---------------
CLASS A SHARES
Sold .......................................       35,391    $     494,327         27,229    $     407,922
Reinvestment of distributions...............          384            5,103            673            8,808
Redeemed....................................       (9,939)        (145,184)        (5,621)         (78,162)
                                             ------------- ---------------  -------------- ---------------
Net increase -Class A.......................       25,836          354,246         22,281          338,568
                                             ------------- ---------------  -------------- ---------------
CLASS B SHARES

Sold .......................................    6,394,840       89,192,371     17,476,686      251,041,315
Reinvestment of dividends and
 distributions..............................      184,797        2,441,170      2,235,739       29,908,674
Redeemed ...................................   (9,037,852)    (123,716,173)   (17,865,123)    (255,937,003)
                                             ------------- ---------------  -------------- ---------------
Net increase (decrease) -Class B ...........   (2,458,215)     (32,082,632)     1,847,302       25,012,986
                                             ------------- ---------------  -------------- ---------------
CLASS C SHARES

Sold .......................................      331,769        4,699,319        214,875        2,958,438
Reinvestment of distributions...............        1,001           13,227          2,477           32,320
Redeemed ...................................     (343,604)      (4,838,788)      (109,573)      (1,457,551)
                                             ------------- ---------------  -------------- ---------------
Net increase (decrease) -Class C ...........      (10,834)        (126,242)       107,779        1,533,207
                                             ------------- ---------------  -------------- ---------------
CLASS D SHARES

Sold .......................................       38,952          562,599        292,553        4,265,324
Reinvestment of distributions...............        8,305          110,702         30,695          402,418
Redeemed ...................................     (188,177)      (2,728,938)       (21,545)        (305,281)
                                             ------------- ---------------  -------------- ---------------
Net increase (decrease) -Class D............     (140,920)      (2,055,637)       301,703        4,362,461
                                             ------------- ---------------  -------------- ---------------
Net increase (decrease) in Fund ............   (2,584,133)   $ (33,910,265)     2,279,065    $  31,247,222
                                             ============= ===============  ============== ===============

------------
+ On July 28, 1997, 645,861 shares representing $9,326,226 were transferred to Class D.
* For Class A, C and D shares, for the period July 28, 1997 (issue date) through February 28, 1998.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS August 31, 1998 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $621,000 during fiscal 1998.

As of February 28, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:


                                             FOR THE SIX
                                            MONTHS ENDED             FOR THE YEAR ENDED FEBRUARY 28
                                             AUGUST 31,    ---------------------------------------------------------
                                               1998++        1998*++        1997       1996**      1995        1994
----------------------------------------  ---------------- ----------  ---------- ----------  ---------- -----------
                                             (UNAUDITED)
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period ....     $  13.81        $13.34     $12.70      $10.77     $11.82      $11.36
                                          ---------------- ----------  ---------- ----------  ---------- ----------
Net investment income (loss).............        (0.01)        (0.02)      --          0.06       0.09        0.09
Net realized and unrealized gain (loss) .        (3.79)         2.18       2.66        2.53      (0.24)       1.25
                                          ---------------- ----------  ---------- ----------  ---------- ----------
Total from investment operations ........        (3.80)         2.16       2.66        2.59      (0.15)       1.34
                                          ---------------- ----------  ---------- ----------  ---------- ----------
Less dividends and distributions from:

 Net investment income...................        --            (0.01)     (0.02)      (0.04)     (0.12)      (0.09)
 Net realized gain.......................        (0.53)        (1.68)     (2.00)      (0.62)     (0.78)      (0.79)
                                          ---------------- ----------  ---------- ----------  ---------- ----------
Total dividends and distributions  ......        (0.53)        (1.69)     (2.02)      (0.66)     (0.90)      (0.88)
                                          ---------------- ----------  ---------- ----------  ---------- ----------
Net asset value, end of period ..........     $   9.48        $13.81     $13.34      $12.70     $10.77      $11.82
                                          ================ ==========  ========== ==========  ========== ==========
TOTAL INVESTMENT RETURN+ ................       (30.62)%(1)    16.93 %    20.88%      24.32%     (1.26)%     12.16%
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................         1.84 %(2)(3)  1.80 %     1.84%       1.90%      1.90 %      1.91%
Net investment income (loss).............        (0.20)%(2)(3) (0.15)%     0.05%       0.52%      0.77 %      0.73%

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands       $164,373        $273,333   $247,989    $152,661   $132,812    $139,459
Portfolio turnover rate .................           12 %(1)       67 %      156%         49%        59 %        69%

------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to July 2, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), have been designated Class B shares. The Old Shares have been designated Class D shares.
**      Year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.
(2)     Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL HIGHLIGHTS, continued


                                                                FOR THE PERIOD
                                               FOR THE SIX      JULY 28, 1997*
                                              MONTHS ENDED         THROUGH
                                               AUGUST 31,        FEBRUARY 28,
                                                 1998++             1998++
------------------------------------------  ---------------- ------------------
                                               (UNAUDITED)
CLASS A SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period ......      $ 13.87            $14.44
                                            ---------------- ------------------
Net investment income......................         0.04              0.04
Net realized and unrealized loss...........        (3.82)            (0.10)
                                            ---------------- ------------------
Total from investment operations ..........        (3.78)            (0.06)
                                            ---------------- ------------------
Less distributions from net realized gain          (0.53)            (0.51)
                                            ---------------- ------------------
Net asset value, end of period ............      $  9.56            $13.87
                                            ================ ==================
TOTAL INVESTMENT RETURN+ ..................       (30.34)%(1)        (0.22)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................         1.09 %(2)(3)      1.11 %(2)
Net investment income .....................         0.55 %(2)(3)      0.45 %(2)
SUPPLEMENTAL DATA:

Net assets, end of period, in thousands  ..       $460               $309
Portfolio turnover rate....................           12 %(1)           67 %(1)

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period ......      $ 13.81            $14.44
                                            ---------------- ------------------
Net investment loss .......................        (0.01)            (0.02)
Net realized and unrealized loss ..........        (3.79)            (0.10)
                                            ---------------- ------------------
Total from investment operations ..........        (3.80)            (0.12)
                                            ---------------- ------------------
Less distributions from net realized gain          (0.53)            (0.51)
                                            ---------------- ------------------
Net asset value, end of period ............      $  9.48            $13.81
                                            ================ ==================
TOTAL INVESTMENT RETURN+ ..................       (30.62)%(1)        (0.64)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................         1.84 %(2)(3)      1.87 %(2)
Net investment loss .......................        (0.20) %(2)(3)    (0.23)%(2)
SUPPLEMENTAL DATA:

Net assets, end of period, in thousands  ..       $919              $1,488
Portfolio turnover rate....................           12 %(1)           67 %(1)


------------
*       The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.
(2)     Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL HIGHLIGHTS, continued


                                                                FOR THE PERIOD
                                               FOR THE SIX      JULY 28, 1997*
                                              MONTHS ENDED         THROUGH
                                               AUGUST 31,        FEBRUARY 28,
                                                 1998++             1998++
------------------------------------------  ---------------- ------------------
                                               (UNAUDITED)
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period  .....      $ 13.89            $14.44
                                            ---------------- ------------------
Net investment income......................         0.05              0.07
Net realized and unrealized loss...........        (3.82)            (0.11)
                                            ---------------- ------------------
Total from investment operations ..........        (3.77)            (0.04)
                                            ---------------- ------------------
Less distributions from net realized gain          (0.53)            (0.51)
                                            ---------------- ------------------
Net asset value, end of period ............      $  9.59            $13.89
                                            ================ ==================
TOTAL INVESTMENT RETURN+ ..................       (30.23)%(1)        (0.08)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................         0.84 %(2)(3)      0.84 %(2)
Net investment income......................         0.80 %(2)(3)      0.82 %(2)

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands ...      $7,733            $13,161
Portfolio turnover rate....................           12 %(1)           67 %(1)

------------
* The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.
(2)     Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                      SEE NOTES TO FINANCIAL STATEMENTS

BOARD OF DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn                                           MORGAN STANLEY
John R. Haire                                           DEAN WITTER
Wayen E. Hedien                                         NATURAL RESOURCE
Dr. Manuel H. Johnson                                   DEVELOPMENT
Michael E. Nugent                                       SECURITIES
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

David F. Myers
Vice President

Catherine Maniscalco
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


SEMIANNUAL REPORT
AUGUST 31, 1998